Sub-Item 77Q1(e)

                                 AMENDMENT NO. 2
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of April 30, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Treasurer's Series Trust, and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, AIM Treasurer's Series Trust is now named AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust);

     NOW, THEREFORE, the parties agree that;

     1. All references to AIM Treasurer's Series Trust in the Contract are hereby deleted and replaced with AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust).

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

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          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO ADVISERS, INC.

                                        Adviser


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                        INVESCO TRIMARK LTD.

                                        Sub-Adviser


                                        By: /s/ Eric J. Adelson
                                            ------------------------------------
                                        Name: Eric J. Adelson
                                        Title: Senior Vice President, Legal and
                                               Secretary


                                        By: /s/ Wayne Bolton
                                            ------------------------------------
                                        Name: Wayne Bolton
                                        Title: Vice President, Compliance &
                                               Chief Compliance Officer

                                        INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                        GMBH

                                        Sub-Adviser


                                        By: /s/ Karl G Bayer  /s/ Jens Langewand
                                            ------------------------------------
                                        Name: Karl G Bayer    Jens Langewand
                                        Title: Managing Directors

                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Adviser


                                        By: /s/ Michelle Moran
                                            ------------------------------------
                                        Name: Michelle Moran
                                        Title: Head of Legal for UK & Ireland

                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Adviser


                                        By: /s/ Masakazu Hasegawa
                                            ------------------------------------
                                        Name: Masakazu Hasegawa
                                        Title: Managing Director

                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Adviser


                                        By: /s/ Robert Ades  /s/ Ian Coltman
                                            ------------------------------------
                                        Name: Robert Ades    Ian Coltman
                                        Title: Director      Head of Legal

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser


                                        By: /s/ Anna Tong   /s/ Gracie Liu
                                            ------------------------------------
                                        Name: Anna Tong     Gracie Liu
                                        Title: Director     Director

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser


                                        By: /s/ Jeffrey H. Kupor
                                            ------------------------------------
                                        Name: Jeffrey H. Kupor
                                        Title: Secretary & General Council


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